UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 21, 2005

                         Commission File Number 0-33215

                                EMPS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                                        87-0617371
-------------------------------                 -------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                              Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              ----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                   ----------
                                   (Zip Code)

                                 (801) 746-3700
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.03 Amendments to Articles of Incorporation

         As disclosed in the Current Report filed on July 27, 2005, at the annual meeting of shareholders on July 21, 2005 the holders of a majority of the Company's outstanding common stock approved an amendment to the Company's Articles of Incorporation to change the name of the Company from EMPS Corporation to Caspian Services, Inc. The Company is changing its name to better reflect its business activities in providing a full range of oilfield service in the Caspian Sea region and Western Kazakhstan.

         NASDAQ Market Data Integrity has confirmed that the change in the Company's name and OTCBB trading symbol will become effective at the open of business on Tuesday, August 2, 2005. The Company's new trading symbol will be "CSSV."

Item 7.01 Regulation FD

         On August 1, 2005, the Company issued a press release announcing the above discussed changes to its name and trading symbol. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

         Financial Statements.

         None.

         Exhibits. The following exhibits are included as part of this report:

                  3.01     Amendment to Articles of Incorporation of EMPS
                           Corporation

                  99.01    Press Release of EMPS Corporation dated August 1,
                           2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    EMPS CORPORATION



Date: August 1, 2005                                By: /s/ Laird Garrard
                                                      --------------------------
                                                      Laird Garrard, President

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